EXHIBIT (b)
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                   HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual reports of The Hillman Aggressive Equity Fund and The Hillman Total Return Fund (the "Funds") of the Hillman Capital Management Investment Trust on Form N-CSR for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), the undersigned, Mark A. Hillman, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: June 2, 2003                     By:  /s/ Mark A. Hillman
      ____________                          _________________________________
                                            Mark A. Hillman
                                            Trustee, President, and Principal
                                            Executive Officer of the Hillman
                                            Capital Management Investment Trust



     A signed original of this written statement required by Section 906 has been provided to The Hillman Aggressive Equity Fund and The Hillman Total Return Fund and will be retained by The Hillman Aggressive Equity Fund and The Hillman Total Return Fund and furnished to the Securities and Exchange Commission or its staff upon request.


                   HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual reports of The Hillman Aggressive Equity Fund and The Hillman Total Return Fund (the "Funds") on Form N-CSR for the period ended March 31, 2003, as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), the undersigned, Fletcher D. Perkins, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: June 2, 2003                     By:  /s/ Fletcher D. Perkins
      ____________                          _________________________________
                                            Fletcher D. Perkins
                                            Treasurer and Principal Financial
                                            Officer of the Hillman Capital
                                            Management Investment Trust

     A signed original of this written statement required by Section 906 has been provided to The Hillman Aggressive Equity Fund and The Hillman Total Return Fund and will be retained by The Hillman Aggressive Equity Fund and The Hillman Total Return Fund and furnished to the Securities and Exchange Commission or its staff upon request.